UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2008 (April 18, 2008)

UAP Holding Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51035	11-3708834
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

7251 W. 4th Street

Greeley, Colorado 80634

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (970) 356-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On April 18, 2008, UAP Holding Corp. issued a press release announcing the payment of a cash dividend of $0.225 per share, which will be payable on May 15, 2008, to stockholders of record as of May 1, 2008.  A copy of the press release announcing the dividend is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Document
99.1	Press Release dated April 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAP HOLDING CORP.
(Registrant)
Date: April 18, 2008
	By:	/s/ Todd A. Suko
Todd A. Suko
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release dated April 18, 2008.